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                                                                   EXHIBIT 10.25

                                PROMISSORY NOTE




$476,562.50                                                        Dallas, Texas


         FOR VALUE RECEIVED, the undersigned, Anthony J. Gumbiner, an individual ("Maker"), hereby promises to pay to the order of The Hallwood Group Incorporated ("Payee"), at 3710 Rawlins, Suite 1500, Dallas, Texas 75219, the principal sum of $476,562.50, together with interest, as hereinafter described.

         The principal from day to day unpaid shall bear interest at a floating rate per annum which shall from day to day be equal to the lesser of (a) three quarters of one percent over the prime rate published in the Wall Street Journal (Southwest Edition)(the "Floating Rate") or (b) the Highest Lawful Rate (hereinafter defined). Each change in the rate charged hereunder shall, subject to the terms of this note, become effective, without notice to Maker, upon the date each change in prime rate is published in the Wall Street Journal. At each interest payment and at maturity (stated or by acceleration), the interest then payable shall be calculated from the date hereof on the principal from day to day unpaid at the Floating Rate over the elapsed term hereof; provided that (a) any interest previously paid shall be deducted from the interest then payable; and (b) the total interest payable through such date shall not exceed the Highest Lawful Rate over such elapsed term hereof.

         The principal of and accrued interest on this note is payable in quarterly installments of $31,250 each January 1, April 1, July 1 and October 1 until paid in full. Each payment shall be applied first to accrued and unpaid interest and then to principal.

         Maker may prepay all or part of the principal or accrued interest at any time and from time to time, without premium or penalty. All partial prepayments shall be applied first to accrued and unpaid interest and then to principal.

         The holder hereof may declare the entire unpaid principal of and accrued interest on this note immediately due and payable, without notice, demand, or presentment, all of which are hereby waived, foreclose any liens or security interests securing all or any part hereof, offset against this note any sum or sums owed by the holder hereof to Maker, or exercise any other right or remedy to which the holder hereof may be entitled by agreement, at law, or in equity, if (a) Maker fails or refuses to pay any part of the interest or principal when due, or (b) Maker shall become insolvent, fail to pay Maker's debts generally as they become due, or voluntarily or involuntarily be made the subject of any proceeding provided for by any bankruptcy or similar debtor relief law. Each right and remedy available to the holder hereof shall be cumulative of and in addition to each other such right and remedy. No delay on the part of the holder hereof in the exercise of any right or remedy available to the holder hereof shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude other or further exercise thereof or exercise of any other such right or remedy. At the option of the holder hereof, all past-due





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principal and accrued interest shall, from maturity (stated or by acceleration)
until paid, bear simple interest at a rate per annum equal to the lesser of the Highest Lawful Rate or the sum of the Floating Rate plus five percent (5%), payable on demand.

         If this note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay court costs, reasonable attorney's fees, and other costs of collection of the holder hereof.

         Regardless of any provision contained herein, the holder hereof shall never be entitled to receive, collect, or apply, as interest on this note, any amount in excess of the Highest Lawful Rate, and, in the event the holder hereof ever receives, collects, or applies as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and, if the principal hereof is paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, Maker and the holder hereof shall, to the maximum extent permitted under applicable law, (a) treat all advances hereunder as but a single extension of credit, (b) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest,
(c) exclude voluntary prepayments and the effects thereof, and (d) "spread" the total amount of interest throughout the entire contemplated term hereof; provided that, if the principal hereof is paid in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the Highest Lawful Rate, the holder hereof shall refund to Maker the amount of such excess, and, in such event, the holder hereof shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Highest Lawful Rate. As used herein, the term the "Highest Lawful Rate" means the maximum rate of interest (or, if the context so requires, an amount calculated at such rate) which the holder hereof is allowed to contract for, charge, take, reserve, or receive applicable law after taking into account, to the extent required by applicable law, any and all relevant payments or charges made in connection with this note. To the extent the laws of the State of Texas are applicable for purposes of determining the Highest Lawful Rate, such term shall mean the "indicated rate ceiling" from time to time in effect under
Article 1.04, Title 79, Revised Civil Statutes of Texas, 1925, as amended, or, if permitted by applicable law and effective upon the giving of the notices required by such Article 1.04 (or effective upon any other date otherwise specified by applicable law), the "monthly ceiling," the quarterly ceiling," or the "annualized ceiling" from time to time in effect under such Article 1.04, whichever the holder hereof shall elect to substitute for the "indicated rate ceiling," and vice versa, each such substitution to have the effect provided in such Article 1.04; and the holder hereof shall be entitled to make such election from time to time and one or more times and, without notice to Maker, to leave any such substitute rate in effect for subsequent periods in accordance with subsection (h)(1) of such Article 1.04. Pursuant to Article 15.10(b) or Chapter 15, Title 79, Revised Civil Statutes of Texas, 1925, as amended, Maker and the holder hereof expressly agrees that such Chapter 15 shall not govern or in any manner apply to this note or the indebtedness covered hereby.

         Maker, and any other party ever liable for payment of any part hereof jointly and severally waive presentment and demand for payment, protest, notice of intention to accelerate, and notice





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of protest and nonpayment, and agree that their liability on this note shall not be affected by, and hereby consent to, any renewal or extension in the time of payment hereof, any indulgences, or any release or change in any security for the payment of this note.

         Should this note be signed or endorsed by more than one person or entity, all of the obligations contained herein shall be considered the joint and several obligations of each maker and endorser hereof.

         THE VALIDITY, CONSTRUCTION, AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA AND THE MAKER HEREBY CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS.

         Dated this 25th day of July, 1996.


                                        ANTHONY J. GUMBINER


                                        By: /s/ ANTHONY J. GUMBINER
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